UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No. 1)

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AMS HEALTH SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMS HEALTH SCIENCES, INC.
711 NE 39th Street
Oklahoma City, Oklahoma 73105
Telephone: (405) 842-0131

NOTICE OF ANNUAL MEETING

TO OUR SHAREHOLDERS:

Our Annual Meeting of Shareholders will be held at the Courtyard by Marriott Hotel at 2 West Reno Avenue in Oklahoma City, Oklahoma, on June 18, 2007 commencing at 10:00 A.M. Central Daylight-Savings Time, and thereafter as it may be adjourned from time to time, for the following purposes:

1.	To elect three directors to hold office until the 2010 annual meeting of shareholders and until their successors shall have been duly elected and qualified;

2.	To consider and act upon a proposal to ratify the appointment of Cole & Reed P.C. as our independent auditor for 2007; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Holders of record of common stock at the close of business on April 27, 2007, are entitled to notice of and to vote at the meeting or any adjournment thereof, notwithstanding transfer of any stock on our books after such record date. The accompanying proxy statement contains information regarding the matters to be considered at the Annual Meeting. Copies of this notice and the accompanying proxy statement were first mailed to shareholders on or about May 18, 2007. For reasons set forth in the attached proxy statement, the Board of Directors recommends a vote “FOR” the matters being voted upon.

Your attendance or proxy is important to assure a quorum at the Annual Meeting. Shareholders who do not expect to attend the Annual Meeting in person are requested to complete and return the enclosed Proxy, using the envelope provided, which requires no postage if mailed from within the United States. Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the Annual Meeting, may withdraw it and vote in person. Attendance at the Annual Meeting is limited to shareholders, their proxies and our invited guests. All shareholders are cordially invited to attend the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS:

Robin L. Jacob, Corporate Secretary
Oklahoma City, Oklahoma
May 18, 2007

PROXY STATEMENT

AMS Health Sciences, Inc.
711 NE 39th Street
Oklahoma City, Oklahoma 73105
(405) 842-0131

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 18, 2007

Solicitation and Revocation of Proxies

We at AMS Health Sciences, Inc. are furnishing this proxy statement in connection with the solicitation of proxies by our Board of Directors to be used at the Annual Meeting of our shareholders to be held at 10:00 A.M., Central Daylight-Savings Time, on June 18, 2007, at the Courtyard by Marriott Hotel at 2 West Reno Avenue in Oklahoma City, Oklahoma, and any adjournment thereof. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy were first mailed on or about May 18, 2007, to our shareholders of record on April 27, 2007.

If the accompanying proxy is properly executed and returned, the shares of common stock represented by the proxy will be voted at the Annual Meeting. If you indicate in your proxy a choice with respect to any matter to be acted upon, your shares will be voted in accordance with your choice. If no choice is indicated, your shares will be voted “FOR” the election of the nominees for director listed below, and “FOR” the ratification of the appointment of Cole & Reed P.C. as our independent auditor for 2007. Our shareholders will also consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. Our Board of Directors knows of no business that will be presented for consideration at the Annual Meeting, other than matters described in this proxy statement. You may revoke your proxy by giving written notice of your revocation to our Secretary at any time before your proxy is voted, by executing another valid proxy bearing a later date and delivering the new proxy to our Secretary prior to or at the Annual Meeting, or by attending the Annual Meeting and voting in person.

Quorum; Vote Required; Absentions; Broker Non-Votes

Under the Company’s bylaws, the vote of a majority of the shares voted at a meeting of shareholders duly held at which a quorum is present is required to take or authorize action upon any matter which may properly come before the meeting, including the election of directors and the ratification of appointment of the Company’s independent auditor.

Because each of the proposals to be voted upon by our shareholders at the Annual Meeting requires the vote of a majority of the shares “voted,” abstentions, broker non-votes and votes “WITHHELD” with respect to a proposal will not be considered as shares “voted” in connection with such proposal.

Cost of Proxy Solicitation

The expenses of this proxy solicitation, including the cost of preparing and mailing this proxy statement and accompanying proxy will be borne by us. Such expenses will also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common stock. Solicitation of proxies may be made by mail, telephone, personal interviews or by other means by members of our Board of Directors or our employees who will not be additionally compensated therefore, but who may be reimbursed for their out-of-pocket expenses in connection therewith.

Shareholders Entitled to Vote

Shareholders entitled to vote at the Annual Meeting are the holders of record, at the close of business on April 27, 2007, our record date, of our shares of common stock then outstanding. As of April 27, 2007, we had 8,515,824 shares of our common stock outstanding. Each holder of a share of common stock outstanding on the record date will be entitled to one vote for each share held on each matter presented at the Annual Meeting. As of April 27, 2006, our current officers and directors own a total of 540,717 shares, or 6.3% of the issued and outstanding common stock, and intend to vote all of these shares in favor of the matters to be voted upon at the Annual Meeting. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares of common stock issued and outstanding at the Annual Meeting will constitute a quorum for the transaction of business. All matters to be brought before the Annual Meeting will require the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person and by proxy and entitled to vote. Votes will be tabulated by an inspector of election appointed by our Board of Directors.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws provide that our Board of Directors shall consist of not less than one or more than fifteen directors, as determined from time to time by resolution of our Board of Directors. Our Board currently consists of seven members and is divided into three classes of directors, with two directors in Class I, three directors in Class II and two directors in Class III. Directors serve for three-year terms with one class of directors being elected by the Company’s shareholders at each annual meeting to succeed the directors of the same class whose terms are then expiring. Each director holds office for the term to which he is elected or until his successor is duly elected and qualified. At each of our annual shareholders’ meetings, the successor to a director whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of his election. Richard C. Wiser and Robin L. Jacob currently are serving as Class I Directors under a term expiring at the 2009 annual meeting of shareholders; Jerry W. Grizzle, James M. Lee and M. Thomas Buxton, III currently are serving as Class II Directors under a term expiring at the 2007 Annual Meeting; and Stephen E. Jones and Lawrence R. Moreau currently are serving as Class III Directors under a term expiring at the 2008 annual meeting of shareholders. Mr. Buxton has chosen not to stand for re-election as a Class II director. Mr. Buxton’s decision is not the result of a disagreement with us related to our operations, policies or practices.

Our Board of Directors has nominated Jerry W. Grizzle and James M. Lee for re-election as directors, and has nominated Ronald L. Smith for election as a director, each for a term ending at the 2010 annual meeting of shareholders or until their successors shall have been duly elected and qualified. The persons named as proxies in the accompanying proxy, who have been designated by our Board of Directors, intend to vote unless otherwise instructed in the proxy for the election of Messrs. Grizzle, Lee and Smith. Should any nominee named herein become unable for any reason to stand for election as a director, the persons named in the proxy will vote for the election of such other person as our Board of Directors may recommend. We know of no reason why any nominee will be unavailable or unable to serve.

The affirmative vote of the holders of a majority of the shares voted at a meeting of shareholders duly held at which a quorum is present is required to take or authorize action upon any matter which may properly come before the meeting, including the election of directors. An abstention from voting , broker non-votes and votes withheld will not be tabulated as shares voted, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF JERRY W. GRIZZLE AND JAMES M. LEE, AND THE ELECTION OF RONALD L. SMITH TO THE BOARD OF DIRECTORS. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE.

Information about Directors and Director Nominees

Set forth below is certain information regarding the directors of the Company, including the Class II Directors who have been nominated for election at the Annual Meeting, based on information furnished to us by each director or nominee. The following information is current as of April 20, 2007:

Directors and Director Nominees of AMS Health Sciences, Inc.
Name (Age)	Position with the Company	Year First Elected Director
Nominees for Class II Directors to Serve for Three-Year Terms Expiring in 2010
Jerry W. Grizzle (53)	Chairman of the Board, President and Chief Executive Officer and Director	2006
James M. Lee (46)	Director	2007
Ronald L. Smith (60)	Director Nominee	--

Continuing Class I Directors-Terms Expiring in 2009
Robin L. Jacob (41)	Chief Financial Officer, Secretary, Treasurer and Director	2006
Richard C. Wiser (61)	Director	2006
Nominees for Class III Directors to Serve for Three-Year Terms Expiring in 2008
Stephen E. Jones (37)	Director	2006
Lawrence R. Moreau (63)	Director	2006

Jerry W. Grizzle has served as our President, Chief Executive Officer and Chairman of the Board of Directors since February 2006. Previously, Dr. Grizzle was the President and CEO of Orbit Finer Foods, Inc., a privately-held Mexican food manufacturing company, Skolniks, Inc., a publicly-held bagel manufacturer, and, from 1996 to 2003, CD Warehouse, Inc., a publicly-held franchisor and operator of retail music stores that filed for Chapter 11 bankruptcy relief in 2002. Prior to his tenure with CD Warehouse, Dr. Grizzle was Vice President and Treasurer of Sonic Corporation, an operator and franchisor of fast food restaurants. Dr. Grizzle also began a military career as a Private in 1971 and retired as a Major General in 2005. MG Grizzle commanded the 45th Infantry Brigade in the Oklahoma National Guard. The last three years of his military career were spent on active duty as the Commander of Joint Task Force Civil Support (JTF-CS). JTF-CS is trained to respond to a weapons of mass destruction attack inside the United States. Dr. Grizzle is the recipient of numerous military awards and decorations, and holds a Masters of Business Administration degree and a PhD in Business Administration (Marketing).

James M. Lee has served as one of our directors since March 2007. Dr. Lee is a veteran of marketing and communications, with over 20 years of experience. From 1998 to 2000, Dr. Lee served as vice president of CD Warehouse, Inc., as well as a former stockbroker with Hopper Soliday & Co. Dr Lee has also served on the staffs of both a former Governor of New Hampshire and a United States Senator from New Hampshire. Currently, Dr. Lee serves as an assistant professor of marketing at The University of Tampa. He earned his undergraduate degree in Economics from the University of New Hampshire; his Master of Sciences in International

Business from the New Hampshire College Graduate School of Business; and a Ph.D. in Business Administration from Oklahoma State University.

Ronald L. Smith has accumulated over 25 years experience in direct sales and multi-level marketing. Mr. Smith spent over 20 years with Mary Kay. Inc.  as the company’s global sales increased to over $1.2 billion. Mr. Smith held various positions while at Mary Kay inc. including Vice President International Operations, Chief Financial Officer and Treasurer, Sr. Vice President Global Business Development, and finally, Sr. Vice President of International Administration. Mr. Smith successfully directed the opening of subsidiary operations in numerous markets including Mexico, Taiwan, Russia, Europe, Latin America and Asia. The final market for which he directed opening was Korea, in 2001. Currently, Mr. Smith is a results-oriented Business Consultant advising clients in international direct sales including foreign operations, independent sales force compensation, market evaluations, inter company pricing and foreign subsidiary management structures. Mr. Smith served in the US Navy (Vietnam) and received his Bachelors degree in Business and Public Administration at the University of Texas, Dallas.  In addition, Mr. Smith is a licensed Certified Pubic Accountant.

Robin L. Jacob has served as Vice President, Secretary, Treasurer, Chief Financial Officer and a director since February 2006. Ms. Jacob served as our Controller and Assistant Secretary from 2001 to 2006. She has over 19 years of accounting and financial reporting experience. Ms. Jacob holds a Bachelor of Science degree in Accounting, a Masters of Business Administration degree in Finance, and is a Certified Public Accountant, licensed in the state of Oklahoma.

Richard C. Wiser has served as one of our directors since November 2006. Mr. Wiser has over 30 years experience in direct sales and multi-level marketing. Mr. Wiser spent over 25 years with Mary Kay, Inc. as it grew to over a $1 billion in sales. His final assignment was Vice President of Strategic Planning. Subsequent to that, Mr. Wiser was Vice President, Forecasting and Business Analysis for The Pampered Chef, at the time a $700 million international direct-selling company. Mr. Wiser served on an executive team that orchestrated the sale of Pampered Chef to Warren Buffet’s Berkshire Hathaway. Currently, Mr. Wiser serves as Vice President of Business Analysis and Forecasting for Creative Memories, an international direct-selling company with over 90,000 independent sales representatives. Mr. Wiser earned a Bachelor of Business Administration degree and a Master of Business Administration degree in finance from the University of Texas. Mr. Wiser is also a Certified Public Accountant certified in the state of Texas.

Stephen E. Jones has served as one of our directors since March 2006. Mr. Jones is the Vice President of Mergers & Acquisitions for Newport Capital Consultants, Inc. He has been with Newport Capital since 2003. Prior to Newport Capital, Mr. Jones was a Territory Manager for Ecolab and Johnson-Diversey since 1993. Mr. Jones holds a BSB degree in Marketing from Oklahoma City University. He is also a Certified Merger & Acquisitions Advisor, certified by the Alliance of Merger & Acquisitions Advisors.

Lawrence R. Moreau has served as one of our directors since December 2006. Mr. Moreau is currently retired after a career spanning over 25 years experience in public accounting and investment banking. He has served on the Board of Directors of both public and private companies. Mr. Moreau currently serves on the Board of Directors and is the Chairman of the Audit Committee of Sequenom, Inc., a biotech company and Chatsworth Products, Inc., a leading manufacturer of computer racks and enclosures. Prior to retirement, Mr. Moreau founded Moreau and Company, Inc., a financial advisory firm, and Moreau Capital Corporation, an NASD registered investment-banking firm. Mr. Moreau began his career with Touche Ross & Co. (now Deloite & Touche), where he spent eleven years with the firm’s auditing division. Mr. Moreau also spent five years overseeing international audit engagements in the Touche Ross office in Paris, France. Mr. Moreau also served as a senior financial executive with Pacific Enterprises, a multi-billion dollar diversified holding company. In this position, Mr. Moreau was responsible for assisting in financial planning and oversight of the diversified manufacturing, financing and land development subsidiaries. Mr. Moreau was also the licensed Financial Principal of an NYSE investment-banking firm. In this capacity, he participated in numerous public and private offerings of securities for companies in a variety of industries. Mr. Moreau earned a Bachelor of Arts in Accounting degree and a Master of Accounting Science degree from the University of Illinois, Campaign/Urbana. Mr. Moreau is also a Certified Public Accountant, and currently serves as a member of the planning committee for the SEC’s Annual Small Business Forum.

Mr. Jones was appointed in March 2006 to fill the vacancy created by the resignation of C. Brent Haggard in January 2006. Mr. Wiser was appointed in November 2006 to fill the vacancy created by the resignation of Steven M. Dickey in November 2006. Mr. Moreau was appointed in December 2006 to fill the vacancy created by the resignation of Harland C. Stonecipher in December 2005. James M. Lee was appointed in March 2007 to fill the vacancy created by the resignation of David D’Arcangelo in May 2005. None of such directors indicated that their resignation was the result of a disagreement with us related to our operations, policies or practices.

Information about Executive Officers

Information with respect to our executive officers as of April 20, 2007 is set forth below. Each officer serves a term of office of one year or until the election and qualification of his or her successor.

Name	Age	Position with Us
Jerry W. Grizzle	53	President and Chief Executive Officer
Robin L. Jacob	41	Vice President, Chief Financial Officer, Secretary and Treasurer
Dennis P. Loney	53	Vice President of Operations

See—“Information about Directors and Director Nominees,” above, for information on Dr. Grizzle.

See—“Information about Directors and Director Nominees,” above, for information on Ms. Jacob.

Dennis P. Loney is Vice President of Operations. Mr. Loney has served in this capacity since July 1995. Prior to his current position, Mr. Loney served as the Vice President of Administration of TVC Marketing, Inc. Mr. Loney brings over 23 years of business and network marketing experience to the Company.

2006 Board Meetings and Committees

The Board of Directors has the responsibility for establishing our corporate policies and for the broad overall performance of the Company. However, the Board is not involved in our day-to-day operations. The Board is kept informed of our business through discussions with our Chief Executive Officer and other officers, by reviewing analyses and reports provided to it on a regular basis, and by participating in Board and Committee meetings.

Meetings. The Board of Directors held four meetings during 2006. During the periods that they served, none of our directors attended fewer than 75% of the aggregate of the number of Board of Directors meetings and the number of committee meetings of which he or she served. The Board has established an Audit Committee and a Compensation Committee. In accordance with our By-laws, the Board of Directors annually elects the members of each Committee from its members.

Audit Committee. Members: M. Thomas Buxton III, Richard C. Wiser and Stephen E. Jones.

The Audit Committee is composed of non-employee directors, each of which is independent as defined in Section 121 (A) of the American Stock Exchange listing standards. The Audit

Committee annually considers the qualifications of our independent auditor and makes recommendations to the Board on the engagement of the independent auditor. The Audit Committee meets with representatives of the independent auditor and is available to meet at the request of the independent auditor. During these meetings, the Audit Committee receives reports regarding our books of accounts, accounting procedures, financial statements, audit policies and procedures, internal accounting and financial controls, and other matters within the scope of the Audit Committee’s duties. The Audit Committee reviews the plans for and results of audits for us and our subsidiaries. The Audit Committee reviews and approves the independence of the independent auditor, and considers and authorizes the fees for both audit and nonaudit services of the independent auditor. The duties and obligations of the Audit Committee are contained in the Audit Committee Charter, a copy of which is attached as Appendix A. See the “Audit Committee Report” included elsewhere herein.

During 2006, the Board of Directors determined that Mr. Buxton was qualified as a financial expert, as such term is defined in Item 401(e) of Regulation S-B. Mr. Buxton has practiced as a Certified Public Accountant in the State of Oklahoma since 1982. In addition, he was previously the Chief Financial Officer for a holding company. As such, Mr. Buxton possesses the attributes necessary to qualify as an audit committee financial expert.

Mr. Dickey was a member of the Audit Committee until his resignation from the Board of Directors, effective November 27, 2006. Mr. Wiser replaced Mr. Dickey on the Audit Committee effective November 29, 2006. C. Brent Haggard was a member of the Audit Committee until his resignation from the Board of Directors, effective January 4, 2006. Mr. Jones replaced Mr. Haggard on the Audit Committee effective March 10, 2006. During 2006, the Audit Committee met four times. Messrs. Buxton and Jones were present at all meetings. Mr. Haggard attended three meetings.

Corporate Governance and Nominating Committee. We do not have a separate Corporate Governance and Nominating Committee. After review, our Board of Directors concluded that formation of a separate committee would be financially unreasonable and administratively burdensome, based on the size and nature of the Company. As a result, the Audit Committee acts in place of a Corporate Governance and Nominating Committee. The Audit Committee acts in the following capacities:

•
Evaluation of our corporate governance effectiveness and recommendation of such revisions as it deems appropriate to improve the corporate governance of the Company, the Board or any committee of the Board; and

• Identification of individuals qualified to become Board members and recommendation of (i) candidates to fill newly created director positions or Board vacancies, (ii) whether incumbent directors should be nominated for re-election to the Board upon the expiration of their terms, and (iii) directors to serve on committees of the Board.

In considering possible candidates for election as a director, the Audit Committee is guided by the principles that each director should be an individual of high character and integrity and have:
•	Independence;

•	Wisdom;

•	Integrity;

•	An understanding and general acceptance of our corporate philosophies;

•	A valid business or professional knowledge and experience that can bear on our challenges and deliberations and those of our Board of Directors;

•	A proven record of accomplishment with an excellent organization;

•	An inquiring mind;

•	A willingness to speak one’s mind;

•	An ability to challenge and stimulate management;

•	A willingness to commit time and energy to our business affairs; and

•	International and global experience.

Qualified candidates for membership as a director will be considered without regard to race, color, religion, gender, ancestry, national origin or disability. The Audit Committee will review the qualifications and background of directors and nominees to become directors, without regard to whether a nominee has been recommended by shareholders. The Audit Committee does not have a charter specific to nominations of directors. A copy of the resolution setting forth our nomination process may be obtained by writing AMS Health Sciences, Inc., 711 NE 39th Street, Oklahoma City, OK 73105, Attn: Corporate Secretary.

If the Audit Committee receives recommendations for nominees to our Board of Directors from a shareholder or group of shareholder that beneficially own more than 5% of our voting stock, not less than 120 days prior to the date of our proxy statement for the previous year's annual meeting, we will include the name of the recommended nominee, the security holder or holders that recommended such nominee and disclose whether the Committee chose to nominate the candidate for election to our Board of Directors in our proxy statement related to that meeting. Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee's business experience for at least the previous five years, and a representation that the nominating shareholder is the beneficial record owner of our common stock. Such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director, if elected. Nominations should be delivered to the Audit Committee at the following address: The AMS Health Sciences, Inc. Audit Committee, c/o Stephen E. Jones, AMS Health Sciences, Inc., 711 NE 39th Street, Oklahoma City, Oklahoma 73105.

In addition to considering possible candidates for election as directors, the Audit Committee may, in its discretion, review the qualifications and backgrounds of existing directors and other nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of our Board of Directors, and recommend the slate of directors to be nominated for election at the ensuing annual meeting of shareholders. Currently, we do not employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

In addition, the Audit Committee will evaluate our corporate governance effectiveness and recommend such revisions as it deems appropriate to improve our corporate governance. The areas of evaluation may include such matters as the size and independence requirements of our Board of Directors, Board committees, management success and planning, and regular meetings of our non-management directors without management in executive sessions.

Compensation Committee. Members: M. Thomas Buxton III, Stephen E. Jones and Lawrence R. Moreau.

The members of the Compensation Committee are independent directors, but are eligible to participate in any of the plans or programs that the Compensation Committee administers. The Compensation Committee approves the standards for setting salary ranges for our executive officers, reviews and approves the salary budgets for all other of our officers, and specifically reviews and approves the compensation of our senior executives. The Compensation Committee reviews action taken by management in accordance with the salary guidelines for executives and establishes the performance objectives for variable compensation for executives. The Compensation Committee also administers our stock option plans and approves stock option grants for our executive officers.

Communications with the Board

You can contact any member of our Board of Directors by writing to him or her at the same address provided above for delivery of director nominations. Our shareholders, our employees and any others who wish to contact any non-management member of our Board of Directors or any member of our Audit Committee to report complaints or concerns with respect to accounting, internal accounting, controls or auditing matters, may do so by using the above address. Information explaining how our shareholders can contact our Board of Directors is available in the Contact Us section of our website at www.amsonline.com under the heading “Board of Directors.”

Director Attendance at Annual Meeting

 We do not have a policy requiring our Board members to attend the Annual Meeting; however, Mr. Grizzle and Ms. Jacob are required to attend the Annual Meeting due to their positions as our executive officers. Last year, two directors attended our Annual Meeting.

Code of Ethics

We have adopted the AMS Health Sciences Code of Ethics for our employees, officers and directors. Our Code of Ethics is publicly available on our website at www.amsonline.com. If we make any substantive amendments to our Code of Ethics or grant any waiver, including any implicit waiver, from a provision of this Code to our executive officers, we will disclose the nature of such amendment or waiver on our website.

Compensation of Directors

Directors who are not our employees receive $500 for each Board or Committee meeting attended. Our Audit Committee financial expert receives an additional $500 for each Audit Committee meeting attended, due to his designation as a financial expert. Directors who are also our employees receive no additional compensation for serving as directors. We reimburse our directors for travel and out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors. Our Bylaws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Oklahoma law.

Compensation Committee Interlocks and Insider Participation

At December 31, 2006, our Compensation Committee consisted of Messrs. Buxton, Moreau and Jones. No member of the Compensation Committee was an officer or employee of the Company, an officer or employee of any of our subsidiaries or engaged in a related party transaction with us during 2006.

Board Determination of Independence

Under applicable American Stock Exchange, or AMEX, rules, a director will only qualify as an “ independent director” if, in the opinion of our board of directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that none of Messrs. Lee, Smith, Wiser, Jones and Moreau has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 121A of the AMEX Company Guide.

Our board of directors has also determined that all of the current members of the audit and compensation committees are independent as defined under applicable AMEX rules.

Our board of directors had also determined that Mr. Haggard, who served as a member of our board of directors until his resignation on January 4, 2006, and was also a member of the Audit Committee, was independent as defined under AMEX rules.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected Cole & Reed P.C. as our independent auditor for the year ending December 31, 2007, and has further directed that management submit the selection of independent auditor for ratification by the shareholders at our Annual Meeting. Cole & Reed, P.C. audited our 2006 financial statements. Representatives of Cole & Reed P.C. are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

As previously reported, on June 20, 2005, upon the recommendation of our Audit Committee and with the approval of our Board of Directors, we dismissed our principal accountant, Grant Thornton LLP, in order to institute certain cost saving measures. On the same date, we engaged Cole & Reed P.C. as our principal accountant. At no time did any report by Grant Thornton LLP on our financial statements contain an adverse opinion or a disclaimer of opinion; nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. Also, at no time did we have any disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to reference the subject matter of the disagreement in connection with their report on our financial statements.

We did not consult with Cole & Reed P.C. during our two most recent fiscal years and any subsequent interim period prior to engaging Cole & Reed P.C. regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event, as those terms are defined in Item 304(a) of Regulation S-K.

Audit Fees

Audit fees billed to us during the last two fiscal years ended December 31, 2006 for audit or review of our annual financial statements and those financial statements included in our quarterly reports on Forms 10-Q, and services normally provided in connection with our regulatory filings, totaled $69,820 for 2005 and $69,435 for 2006, of which $8,020 was billed by Grant Thornton LLP and $131,255 was billed by Cole & Reed P.C.

Audit-Related Fees

Audit-related fees billed to us during the last two fiscal years ended December 31, 2006 for assurance and related services reasonable related to the audit or review of our financial statements, but not otherwise disclosed under the heading “Audit Fees” above, totaled $20,943 for 2005 and $37,068 for 2006, of which $16,114 was billed by Grant Thornton LLP and $41,897 was billed by Cole & Reed P.C. These fees related to the change of auditors from Grant Thornton LLP to Cole & Reed P.C. and the review of internal control documentation and preparation of management advisory comments.

Tax Fees

Tax fees billed to us during the last two fiscal years ended December 31, 2006 for tax compliance, tax advice or tax planning totaled $585 for 2005 and $13,350 for 2006, all of which was billed by Cole & Reed P.C. Services provided to us include filing corporate franchise and income tax returns.

All Other Fees

There were no fees billed to us during the last two fiscal years ended December 31, 2006 for any other non-audit services. The Audit Committee has determined that the provision of non-audit services by Cole & Reed P.C. did not impact the independence of Cole & Reed P.C.

Pursuant to pre-approval policies and procedures set forth in the existing Audit Committee Charter, the Audit Committee approved 100% of the audit and audit-related services in 2006. The Audit Committee currently approves in advance all audit, non-audit and tax services to be performed for us by our independent auditor.

Shareholder ratification of the selection of Cole & Reed P.C. as our independent auditor is not required by Cole & Reed P.C., our bylaws or otherwise. However, the Board is submitting the selection of Cole & Reed P.C. to our shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in our best interests and the best interests of our shareholders.

 The affirmative vote of the holders of a majority of the shares voted at a meeting of shareholders duly held at which a quorum is present is required to take or authorize action upon any matter which may properly come before the meeting, including the ratification of selection of independent auditor. An abstention from voting , broker non-votes and votes withheld will not be tabulated as shares voted, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF COLE & REED P.C. AS INDEPENDENT AUDITOR. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2006. All of the compensation paid to our named executive officers results from the terms of their employment agreements. Based on the fair value of equity awards granted to named executive officers in 2006 and the base salary of the named executive officers, “Salary” accounted for approximately 92% of the total compensation of the named executive officers while incentive compensation accounted for approximately 7% of the total compensation of the named executive officers, excluding John Hail.

Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus (4)	Option awards (5)	All other compensation (6)	Total

Jerry W. Grizzle	2006	$137,308(1)	-	$ 19,068	$9,993	$166,369
Chairman of the Board, President and Principal Executive Officer

Robin L. Jacob	2006	97,140(2)	-	10,491	12,338	119,969
Vice President, Secretary, Treasurer and Principal Financial Officer

Dennis P. Looney	2006	106,000(3)	-	2,164	13,226	120,390
Vice President of Operations

John W. Hail(7)	2006	63,600	-	-	-	63,600
Retired President and Principal Executive Officer

(1) Mr. Grizzle’s employment agreement specifies a base salary of $150,000. Mr. Grizzle began his employment with us on January 25, 2006.
(2) Ms. Jacob’s employment agreement specifies a base salary of $100,000, which was executed on February 12, 2006.
(3) Mr. Loney’s employment agreement specifies a base salary of $105,000, which was executed on September 19, 2006.
(4) Our Compensation Committee has not yet met to determine 2006 bonuses for our named executive officers, and a meeting date to discuss 2006 bonuses has not been scheduled. We will disclose the amount of cash bonuses, if any, on a timely filed Form 8-K.
(5) The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) of option awards pursuant to our incentive stock option plan.
(6) The amount shown in column (i) reflects for each named executive officer the value attributable to the personal use of Company-provided automobiles (each as calculated in accordance with Internal Revenue Service guidelines).
(7) Mr. Hail resigned as our chief executive officer and director on February 12, 2006. The amounts in the table above reflect amounts paid to Mr. Hail during his tenure as our chief executive officer ($33,600) and as a consultant under his consulting agreement dated March 1, 2006 ($30,000).

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to the value of all unexercised options previously awarded to the named executive officers at December 31, 2006.

Outstanding Equity Awards at Fiscal Year-End
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date

Jerry W. Grizzle	-	250,000(1)	$0.60	01/25/2016

Robin L. Jacob	-	150,000(1)	0.64	04/01/2016
	2,500	-	2.84	10/07/2014
	20,000	-	1.31	01/01/2013
	9,811	-	2.65	05/07/2011

Dennis P. Loney	-	150,000(1)	0.63	09/19/2016
	-	50,000(1)	0.61	12/05/2016
	25,000	-	2.70	10/20/2014
	50,000	-	2.84	10/07/2014
	100,000	-	1.31	01/01/2013
	50,000	-	2.65	05/07/2011
	10,000	-	5.69	04/17/2010
	8,625	-	3.13	10/25/2009
	2,000	-	2.00	03/25/2008
(1)	These option grants vest in equal increments annually over a five-year period from the date of grant.

Employment Agreements

We have entered into a written employment agreement with our Chairman of the Board, President and Chief Executive Officer, Jerry W. Grizzle. The contract was originally for a two-year term, commencing January 25, 2006, for an initial term of two years, followed by two successive one-year terms unless either party elects not to renew the Agreement. In March 2007, the initial contract term was extended to January 24, 2010. Mr. Grizzle’s base salary is $150,000 per year for the first year of the Initial Term, $200,000 for the second year of the Initial Term and $250,000 for each year after the Initial Term. Additionally, Mr. Grizzle will be eligible to receive certain performance-based incentive bonuses. The Company granted Mr. Grizzle 250,000 stock options on February 15, 2006, with an exercise price of $0.62 per share. The options vest in five equal annual installments beginning February 15, 2007 and expire February 15, 2016. In the event the Company terminates Mr. Grizzle without cause, he will receive certain severance pay based upon his length of employment with the Company.

We have entered into a written employment agreement with our Vice President, Secretary, Treasurer and Chief Financial Officer, Robin L. Jacob. The contract is for a two-year term, commencing February 12, 2006, followed by two successive one-year terms unless either party elects not to renew the Agreement. Ms. Jacob’s base salary is $100,000 per year for the first year of the Initial Term, $112,500 for the second year of the Initial Term and $125,000 for each year after the Initial Term. Additionally, she is eligible to receive certain performance-based incentive bonuses. The Company granted Ms. Jacob options to purchase 150,000 shares of the Company’s common stock at an exercise price of $.64 per share, which was the closing price of the Company’s common stock on March 31, 2006, the last trading day prior to the date the options were granted. The options vest in five equal annual installments beginning April 1, 2007 and expire April 1, 2016. In the event the Company terminates Ms. Jacob without cause, she will receive certain severance pay based upon her length of employment with the Company.

We have entered into a written employment agreement with our Vice President of Operations, Dennis P. Loney. The contract is for a two-year term, commencing September 19, 2006, followed by two successive one-year terms unless either party elects not to renew the Agreement. Mr. Loney’s base salary is $106,000 per year for the first year of the Initial Term, $112,500 for the second year of the Initial Term and $125,000 for each year after the Initial Term. Additionally, he is eligible to receive certain performance-based incentive bonuses. The

Company granted Mr. Loney options to purchase 150,000 shares of the Company’s common stock at an exercise price of $.63 per share, which was the closing price of the Company’s common stock on the last trading day prior to the date the options were granted. The options vest in five equal annual installments beginning September 18, 2007 and expire September 18, 2016. In the event the Company terminates Mr. Loney without cause, he will receive certain severance pay based upon her length of employment with the Company.

Potential Payments upon Termination or Change of Control

Pursuant to each of our named executive officer’s employment agreements, we are obligated to make certain lump-sum payments in the event of termination of such executive’s employment. The triggering events for payment of and the terms of payment of the lump-sum payments are the same for each of our named executive officers. We have no similar obligations upon change of control.

Differing amounts of compensation are payable to our named executive officers upon:

•	voluntary termination by the named executive officer;

•	termination for cause;

•	termination by us without cause; and

•	termination in the event of disability or death.

The amounts shown assume that such termination was effective as of December 31, 2006, and presume that all amounts due and owing as of that date, including accrued and unpaid vacation pay, have been paid. The amounts shown are estimates of the amounts which would be paid out to the terminated named executive officer. The actual amounts to be paid out can only be determined at the time of separation from us.

A named executive officer will be “disabled” if, as a result of the executive’s incapacity due to physical or mental illness, the executive shall have been substantially unable to perform the required duties (with or without reasonable accommodation, as defined under the Americans With Disabilities Act), for a period of three (3) consecutive months. We will have “cause” to terminate an executive’s employment upon:

•	an act of felony dishonesty taken by the executive which results or is intended to result in improper personal enrichment to the executive and/or expense to us; or

•	the executive’s failure to follow a direct, reasonable and lawful written order from our board and/or our chairman, within the reasonable scope of the executive’s duties.

Cause shall not exist unless we have delivered to the executive a copy of a resolution duly adopted by not less than three-fourths (3/4ths) of our board (excluding the executive, if a director) at a meeting of the board called and held for such purpose finding that in the good faith opinion of the board, the executive was guilty of the alleged conduct. Upon receipt of the board resolution, the executive has 15 days to cure and avoid termination.

 In the event of an executive’s disability, we are obligated to continue to pay the executive’s base salary until the earlier to occur of (i) the termination of the employment agreement and (ii) the date the executive’s employment is terminated without cause. If the executive’s employment is terminated without cause for disability, we will:

•	pay to the executive (i) his or her base salary and accrued vacation pay through the date of termination and (ii) provide disability benefits pursuant to the terms of our disability programs, if any;

•	reimburse the executive for reasonable business expenses incurred, but not reimbursed, prior to such termination of employment; and

  provide any other rights, compensation and/or benefits as may be due to the executive following such termination to which the executive is otherwise entitled in accordance with the terms and provisions of any of our plans or programs.
In the event an executive is terminated without cause, we will:

•
pay to the executive (i) his or her base salary and accrued vacation pay through the date of termination and (ii) severance pay, in equal monthly installments or a lump sum at our discretion, according to the following schedule:

Length of Employment as Executive under the Agreement	Months of Base Salary Paid as Severance Pay
1 - 6 months	1 month
7 - 12 months	5 months
13 - 24 months	6 months
25 - 36 months	12 months

•	reimburse the executive for reasonable business expenses incurred, but not reimbursed, prior to such termination of employment; and

•
provide any other rights, compensation and/or benefits as may be due to the executive following such termination to which the executive is otherwise entitled in accordance with the terms and provisions of any of our plans or programs.

In the event an executive is terminated for cause, death or voluntarily by the executive, we will:

•
pay the executive (or the executive’s legal representative or estate) his or her base salary and accrued vacation pay (to the extent required by law or our vacation policy) through the date of termination;

•
reimburse the executive (or the executive’s legal representative or estate) for reasonable business expenses incurred, but not reimbursed, prior to such termination of employment, unless such termination resulted from a misappropriation of funds; and

•
provide to the executive (or the executive’s legal representative or estate) any other rights, compensation and/or benefits as may be due to executive following such termination to which the executive is otherwise entitled in accordance with the terms and provisions of any of our plans or programs.

DIRECTOR COMPENSATION

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. Our non-employee directors receive $500 for each board or committee meeting attended. Our Audit Committee financial expert receives an additional $500 for each Audit Committee meeting attended, due to his designation as a financial expert. Directors who are also our employees receive no additional compensation for serving as directors. We reimburse our directors for travel and out-of-pocket expenses in connection with their attendance at meetings of the board of directors. Our Bylaws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Oklahoma law. We expect to annually grant some amount of stock options to each non-employee director. The objective of this policy is to increase each director’s beneficial ownership in us and more closely align the director’s interest in our long-term growth and profitability with that of our shareholders. The amount of any grants will be within the discretion of the board.

On December 1, 2006, we entered into a consulting agreement with Mr. Moreau. The agreement is for a one year term, ending November 30, 2007. Services included in the agreement are:

•	to assist in the selection of a research firm to produce a research report;

•	to assist us with shareholder relations, including shareholder inquires; and

•	to assist us generally in matters of strategic and long-term planning and business development.

As compensation for these services, we paid Mr. Moreau $20,000, along with the option to purchase 75,000 shares of common stock at an exercise price equal to the closing price of our stock on the date of the agreement.

On December 5, 2006, we granted 45,000 stock options to each of Messrs. Buxton and Dickey. See footnote 3 below for a discussion regarding these option grants.

Director Summary Compensation Table

The table below summarizes the compensation paid by us to non-employee directors for the fiscal year ended December 31, 2006.

Name	Fees Earned or Paid in Cash	Option Awards	All Other Compensation	Total

M. Thomas Buxton III	$6,000	$12,315(3)	-	$18,315
Stephen E. Jones(1)	3,000	-	-	3,000
Richard C. Wiser(1)	-	-	-	-
Lawrence R. Moreau(1)(4)	20,000	39,750	-	59,750
Steven Dickey(2)	$3,500	12,315(3)	-	15,815
C. Brent Haggard(2)	-	-	-	-

(1)	Mr. Jones joined our board of directors on March 10, 2006. Mr. Wiser joined our board of directors on November 29, 2006, and Mr. Moreau joined our board of directors on December 1, 2006.
(2)	Mr. Dickey resigned from our board of directors on November 29, 2006. Mr Haggard resigned from our board of directors on January 4, 2006.
(3)	The option grants to Messrs. Buxton and Dickey on December 5, 2006 at an exercise price of $0.51 per share, which was the market value of our common stock on that date.
(4)	Represents fees paid to Mr. Moreau under the terms of a consulting agreement, discussed above in Director Compensation.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for providing independent, objective oversight and review of our accounting functions and internal controls. Mr. Haggard was a member of the Audit Committee until his resignation from the Board of Directors effective January 4, 2006. Mr. Jones replaced Mr. Haggard on the Audit committee effective March 10, 2006. Mr. Dickey was a member of the Audit Committee until his resignation from the Board of Directors effective November 27, 2006. Mr. Wiser replaced Mr. Dickey on the Audit committee effective November 29, 2006. The Audit Committee is governed by a written Charter, included herein as Appendix A, adopted and approved by the Board in June 2000 and amended in October 2004.

In fulfilling our duties for the 2006 fiscal year pursuant to our Charter, the Committee has also done each of the following:

Reviewed our audited financial statements for 2006 and discussed the financial statements with our management;

▪
Discussed with Cole & Reed P.C. the matters required to be discussed with them by the Auditing Standards Board Statement on Accounting Standards No. 61 (Codification of Statements on Auditing Standards, AU 380) as may be modified or supplemented;

▪
Received the written disclosure from Cole & Reed P.C. required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), about any relationships between them and us which they believe may effect their independence;

▪	Received a confirmation letter from Cole & Reed P.C. that they are independent of us; and

▪	Discussed Cole & Reed P.C.’s independence with them.

Based on the review and discussions above, the Committee recommended to the Board that the audited financial statements for 2006 be included in our Form 10-KSB filed with the Securities and Exchange Commission.

All of the members of the Audit Committee in 2006 were independent as defined in Section 121(A) of the American Stock Exchange Listing Standards.

The Committee has considered the non-audit services rendered by our principal accountant for the most recent fiscal year and has concluded that the provisions of such services is compatible with maintaining Cole & Reed P.C.’s independence.

M. Thomas Buxton, III
Richard C. Wiser
Stephen E. Jones

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information as to the beneficial ownership of our common stock as of April 27, 2007, of:

▪	Each person who is known to us to be the beneficial owner of more than 5% of our common stock;

▪	Each of our directors, nominees for directors and executive officers;

▪	Our executive officers and directors as a group; and

▪	Their percentage holdings of our outstanding shares of common stock.

For purposes of the following table, the number of shares and percent of ownership of our outstanding common stock that the named person beneficially owned on April 27, 2006, includes shares of our common stock that such person has the right to acquire within 60 days of April 27, 2006, upon exercise of options and warrants. However, such shares are not included for the purposes of computing the number of shares beneficially owned and percent of our outstanding common stock of any other named person.

	Common Stock
Name and Address of Beneficial Owner	Shares Benefically Owned	Percent of Shares Outstanding

Jerry W. Grizzle(1)(2)	57,000	*
Richard C. Wiser(1)	0	*
M. Thomas Buxton III(1)(3)	87,500	1.0%
Stephen E. Jones (1)	1,000	*
Lawrence R. Moreau(1)	75,000	0.9%
Robin L. Jacob(1)(4)	63,311	*
Dennis P. Loney(1)(5)	255,606	3.0%
James M. Lee(1)	1,300	*
Ronald L. Smith(6)	0	*
John W. Hail (7)	611,955	7.2%
Ascendiant Capital Group, LLC(8)	745,543	8.8%
Executive Officers and Directors as a group (nine persons)	1,152,672	13.5%

*	Less than 1%

(1)	A director or an executive officer with a business address of 711 NE 39th Street, Oklahoma City, Oklahoma 73105.
(2)	The number of shares and the percentage presented includes 50,000 shares of our common stock that are subject to currently exercisable stock options.
(3)	The number of shares and the percentage presented includes 87,500 shares of our common stock that are subject to currently exercisable stock options.
(4)	The number of shares and the percentage presented includes 62,311 shares of our common stock that are subject to currently exercisable stock options.
(5)	The number of shares and the percentage presented includes 237,000 shares of our common stock that are subject to currently exercisable stock options.
(6)	Nominee director.
(7)
Mr. Hail’s current address is 3809 Coachman Road, Edmond, Oklahoma 73013. The number of shares and the percentage presented includes 325,000 shares of our common stock that are subject to currently exercisable stock options.

(8)
The shareholder’s address is 18881 Von Karman Avenue,Suite 1600, Irvine, California 92612. The number assumes the exercise of the warrant for the maximum amount of shares issuable by Ascendiant Securities, LLC under its warrant. Ascendiant Securities, LLC is a wholly-owned subsidiary of Ascendiant Capital Group LLC. Bradley J. Wilhite and Mark Bergendahl have voting and dispositive power with respect to Ascendiant Capital Group LLC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Set forth below is a description of transactions entered into between us and certain of our officers, directors and shareholders during the last fiscal year. Certain of these transactions may result in conflicts of interest between us and such individuals. Although these persons have fiduciary duties to us and our shareholders, there can be no assurance that conflicts of interest will always be resolved in our favor or in the favor of our shareholders.

On December 17, 1996, we adopted policies that loans and other transactions with officers, directors and 5% or more shareholders will be on terms no less favorable than could be obtained from unaffiliated parties and approved by a majority of not less than two of the disinterested independent directors.

In 2006, we executed new employment agreements with our Chairman of the Board, President and Chief Executive Officer, Jerry W. Grizzle, with our Vice President, Secretary, Treasurer and Chief Financial Officer, Robin L. Jacob, and with our Vice President of Operations, Dennis P. Loney. The terms of these agreements are summarized elsewhere in this proxy statement.

On December 1, 2006, we entered into a consulting agreement with Mr. Moreau. The agreement is for a one year term, ending November 30, 2007. Services included in the agreement are:

•	to assist in the selection of a research firm to produce a research report;

•	to assist us with shareholder relations, including shareholder inquires; and

•	to assist us generally in matters of strategic and long-term planning and business development.

As compensation for these services, we paid Mr. Moreau $20,000, along with the option to purchase 75,000 shares of common stock at an exercise price equal to the closing price of our stock on the date of the agreement.

OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

Our Board of Directors knows of no business that will be presented for action at the Annual Meeting other than that described in the Notice of Annual Meeting of Shareholders and this Proxy Statement.
However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxies as they deem advisable in accordance with their best judgment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who beneficially own more than 10% of our common stock to file certain reports with the Securities and Exchange Commission concerning their beneficial ownership of our equity securities. The SEC’s regulations also require that a copy of all such Section 16(a) forms filed must be furnished to us by the executive officers, directors, and greater than 10% shareholders. To our knowledge, based solely on a review of the copies of such forms and amendments thereto received by us with respect to 2006, all Section 16(a) filing requirements were met, although some were untimely. The following persons failed to report one or more transactions (as defined in parenthesis) in a timely manner: Jerry Grizzle (5); Robin Jacob (1); Dennis Loney (1); Stephen Jones (1); Richard Wiser (1); and Lawrence Moreau (1).

SHAREHOLDERS PROPOSALS FOR 2008 ANNUAL MEETING

Under the existing rules of the Securities and Exchange Commission, any of our shareholders may present proposals on any matter that is a proper subject for consideration by our shareholders at the 2008 annual shareholders meeting. We currently anticipate that our 2008 annual shareholders meeting will be held on or about June 1, 2008. In order to be included in the proxy statement (or disclosure statement in the event proxies are not solicited by our Board of Directors) for the 2008 annual shareholders meeting, any shareholder proposal must be received by January 30, 2008. It is suggested that a shareholder desiring to submit a proposal do so by sending the proposal certified mail, return receipt requested, addressed to us at AMS Health Sciences, Inc., 711 NE 39th Street, Oklahoma City, Oklahoma 73105. Attention: Corporate Secretary. Detailed information for submitting proposals will be provided upon written request, addressed to the Corporate Secretary.

In addition, pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, a shareholder must give notice to us prior to April 16, 2008 of any proposal that such shareholder intends to raise at the 2008 Annual Meeting. If we receive notice of such proposal on or after April 16, 2008, under Rule 14a-4, the persons named in the proxy solicited by our Board of Directors for the 2008 Annual Meeting may exercise discretionary voting with respect to such proposal.

Your cooperation in giving this matter your immediate attention and in returning your Proxy promptly is appreciated.

BY ORDER OF THE BOARD OF DIRECTORS

Robin L. Jacob
Corporate Secretary

May 18, 2007

A copy of our annual report on Form 10-KSB for the fiscal year ended December 31, 2006, is enclosed herewith, and our annual report on Form 10-KSB, excluding certain of the exhibits, may be obtained without charge by writing AMS Health Sciences, Inc., 711 NE 39th Street, Oklahoma City, Oklahoma 73105, Attention: Corporate Secretary.

Appendix A

AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors on
October 25, 2004

Purpose

The Audit Committee’s purpose is to assist the Board of Directors of AMS Health Sciences, Inc. (the “Company”) with oversight of:

a)  The integrity of the Company’s financial statements and reporting system;

b)  The Company’s compliance with legal and regulatory requirements;

c)  The independent auditor’s qualifications and independence;

d)  The performance of the Company’s internal audit function and independent auditors; and

e)  The business practices and ethical standards of the Company.

The Company’s independent auditor will report directly to the Audit Committee and is ultimately accountable to the Board of Directors, as representatives of the Company’s shareholders.

Composition

The Audit Committee will be appointed by the Board of Directors and will be composed of not less than three directors, all of whom will be financially literate and able to read and understand fundamental financial statements. At least one member will be an “audit committee financial expert,” as defined by the Securities and Exchange Commission. The Chairman of the Audit Committee will be designated by the Board of Directors.

All members of the Audit Committee will be independent (as defined by Section 10A(m)(3) of the Securities and Exchange Commission Act of 1934 and regulations promulgated thereunder, as well as the independence requirements of the exchange(s) on which the Company’s securities are traded) and free from any relationships that, in the opinion of the Board, would interfere with the exercise of objective judgment as an Audit Committee member.

Audit Committee members may not simultaneously serve on the audit committee of more than three public companies, unless the Board of Directors determines that such simultaneous service would not impair the ability of such member to effectively serve on the Company’s Audit Committee.

Operation

The Audit Committee will be given the resources necessary to satisfy its responsibilities, including the authority to institute special investigations and engage independent counsel and other advisors, as the Audit Committee deems necessary. The Company will provide funding for the ordinary administrative expenses of the Audit Committee and for special activities and engagements, when the Audit Committee deems them necessary or appropriate.

The Board of Directors believes the duties and responsibilities of the Audit Committee should remain flexible in order to best react to changing conditions and to enable it to assure to the Board of Directors and shareholders that the Company’s financial systems and reporting practices are in accordance with all requirements and are of the highest quality. The Audit

Committee is therefore authorized to take such further actions as are consistent with the following described functions and to perform such other actions as required by law, the rules of the exchange(s) on which the Company’s securities are traded, the Company’s charter documents and/or its Board of Directors.

The Audit Committee will meet a minimum of four times per year and will periodically meet separately with:

a)  Management;

b)  Internal auditors of the Company; and

c)  The Company’s independent auditors.

Annually, the Audit Committee will review and assess the adequacy of this Charter and conduct a self-evaluation of the Audit Committee and its activities.

Duties and Responsibilities

The Audit Committee will perform the following duties and responsibilities:

a)  Directly select, appoint, compensate, evaluate and where appropriate, terminate and replace the Company’s independent auditors;

b)  Annually obtain and review a report by the independent auditors describing:

•	The firm’s internal quality control procedures;

•	Any material issue raised by the most recent internal quality control review, or peer reviews of the firm; or

•
Any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

c)  Review the competence of partners and managers of the independent auditors who lead the audit as well as possible rotation of the independent auditors;

d)  Establish hiring policies for the Company of employees or former employees of the independent auditors;

e)  Take appropriate action to ensure that auditors are independent prior to their appointment and oversee the independence of the outside auditor throughout the engagement; receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with the Independence Standards Board Standard 1; engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor as well as any other matters which could affect the independence of the auditors;

f)  Evaluate the independent auditor’s qualifications, performance and independence and prior to reappointment, present the conclusions of this evaluation to the Board of Directors;

g)  Pre-approve all permissible, non-de-minimis, non-audit services and all audit, review or attestation engagements with the independent auditors; review the scope of audit and non-audit services provided to the Company and its subsidiaries by the independent auditors and the fees for such services; disclose to investors information related to audit and non-audit services provided by, and fees paid to, the auditor;

h)  Have sole authority to approve all independent auditor engagement fees and terms, including the scope of the audit of the financial statements of the Company and its subsidiaries; review and approve the independent auditors’ engagement letters; direct the attention of the independent auditors to specific matters or areas deemed by the Audit Committee to be of special significance to the Company and its subsidiaries; authorize such auditors to perform such supplemental reviews or audits as the Audit Committee may deem necessary or appropriate;

i)  Receive from the independent auditor, prior to the filing of its audit report, a report concerning all matters required to be communicated by the independent auditors to the audit committee under auditing standards generally accepted in the United States of America or the Securities and Exchange Commission rules and regulations;

j)  Regularly review with the independent auditor any audit problems or difficulties and management’s response, including: difficulties the auditor encountered in the course of the audit work; any restrictions on the scope of the independent auditor’s activities or on access to requested information; any significant disagreements with management; and a discussion of the responsibilities, budget and staffing of the Company’s internal audit function;

k)  Review the Company’s significant accounting principles and policies and any significant changes thereto; review proposed and implemented changes in accounting standards and principles which have or may have a material impact on the Company’s financial statements; review any material correcting adjustments and off-balance sheet financings and relationships, if any; review significant management judgments and accounting estimates used in financial statement preparation; and review the accounting for significant corporate transactions;

l)  Review the adequacy of the Company’s system of internal control over financial reporting including the reliability of its financial reporting systems; confer with the Company’s independent auditors with respect to their consideration of such controls and systems; and review management’s response to any significant deficiencies and material weaknesses in the Company’s internal control over financial reporting which are reasonably likely to adversely affect the issuer’s ability to record, process, summarize and report financial data;

m)  Receive reports from the Chief Executive Officer and Chief Financial Officer related to their certifications for the Forms 10-K and 10-Q including all significant deficiencies in the design or operations of internal control and financial reporting and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control and financial reporting;

n)  Resolve any disagreements or difficulties between the independent auditors and management;

o)  Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the notes thereto which are included in the Company’s Annual Report to Shareholders and quarterly reports on Form 10-Q; review the independent auditors’ letter delivered in connection with their audit of the annual financial statements to the Company and its subsidiaries;

p)  Review and recommend approval of earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

q)  Discuss policies with respect to risk assessment and risk management related to the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

r)  Establish formal procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters, and (iii) the protection of reporting employees from retaliation;

s)  Initiate, when appropriate, investigations of matters within the scope of its responsibilities;

t)  Review and oversee related party transactions and other potential conflicts of interest situations where appropriate; and

u)  Prepare the Audit Committee Report for the Company’s annual proxy statement as required by the rules of the Securities and Exchange Commission.

Reporting

The Audit Committee will report to, and review with, the Board of Directors any issues that arise with respect to:

a)  The quality or integrity of the Company’s financial statements and reporting system;

b)  The Company’s compliance with legal or regulatory requirements;

c)  The performance and independence of the Company’s independent auditors or the performance of the internal audit function; and

d)  All other significant issues which are discussed.

The Audit Committee will make recommendations for action by the full Board when appropriate.

PROXY                                                                                                                                                                                                                                                                                                  PROXY

AMS HEALTH SCIENCES, INC.
711 NORTHEAST 39TH STREET
OKLAHOMA CITY, OKLAHOMA 73105

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF AMS HEALTH SCIENCES, INC.

THE UNDERSIGNED HEREBY APPOINT JERRY W. GRIZZLE AND ROBIN L. JACOB AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY APPOINTS AND AUTHORIZES EACH OF THEM TO REPRESENT AND VOTE AS DESIGNATED BELOW, ALL THE SHARES OF COMMON STOCK, $0.0001 PAR VALUE, OF AMS HEALTH SCIENCES, INC. (THE “COMPANY”) HELD OF RECORD BY THE UNDERSIGNED ON APRIL 27, 2007, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY JUNE 18, 2007, OR ANY ADJOURNMENT THEREOF.

1.
To consider and act upon the election of Jerry W. Grizzle, as a director for a term ending in 2010, and until his successor shall have been duly elected and qualified. A vote “For” will represent a vote for the nominee director.

            / / FOR                                                    / / WITHHOLD AUTHORITY

2.
To consider and act upon the election of James M. Lee, as a director for a term ending in 2010, and until his successor shall have been duly elected and qualified. A vote “For” will represent a vote for the nominee director.

            / / FOR                                                    / / WITHHOLD AUTHORITY

3.
To consider and act upon the election of Ronald L. Smith, as a director for a term ending in 2010, and until his successor shall have been duly elected and qualified. A vote “For” will represent a vote for the nominee director.

         / / FOR                                                  / / WITHHOLD AUTHORITY

4.
To consider and act upon the ratification and the appointment of Cole & Reed P.C. as the Company’s independent auditor for the fiscal year ending December 31, 2007. A vote “For” will represent a vote for such ratification and appointment.

            / / FOR                     / / AGAINST                         / / ABSTAIN

To transact such other business as may properly come before the meting or any adjournment therof.

AMS HEALTH SCIENCES, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

YOU CAN VOTE IN ONE OF TWO WAYS

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VOTE BY INTERNET
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Its fast, convenient, and your vote is immediately confirmed and posted.

1.	Read the accompanying Proxy Statement.
2.	Go to the website http://www.eproxyvote.com/amm and follow the instructions on the screen.

Please note that all votes cast by Internet must be made prior to 5:00 p.m. CDT, June 13, 2007.

IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL

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VOTE BY MAIL
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To vote by mail, read the accompanying Proxy Statement then complete, sign and date the proxy card below. Detach the card and return it in the envelope provided herein.

IF YOU ARE NOT VOTING BY INTERNET, DETACH PROXY CARD AND RETURN.
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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

PLEASE SIGN EXACTLY AS THE NAME APPEARS TO LEFT. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

DATE: _________________, 2007

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                                                                           Signature

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                                                    Signature if held jointly

                                             PLEASE MARK, SIGN, DATE AND
                                             RETURN THIS PROXY PROMPTLY
                                       USING THE ENCLOSED ENVELOPE.